SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 14, 2007
                                                 -----------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

         New Jersey                      1-1031                  22-0743290
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


Corporate Park III, Campus Drive, P.O. Box 6707, Somerset, NJ      08875-6707
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           (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:  (732) 469-8300
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                               RONSON CORPORATION
                                 FORM 8-K INDEX


                                                                            PAGE
                                                                            ----

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                 3


ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN            3
                  OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT
                  OF THE REGISTRANT.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS                          3





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Item 1.01.  Entry into a Material Definitive Agreement

         On November 14, 2007, Ronson Aviation, Inc., ("Ronson Aviation") entered into a loan agreement with Bank of the West for $500,000. The loan is due on May 1, 2008 and bears interest at the rate of prime plus .75%. The loan is guaranteed by Ronson Corporation (the "Company") and EPIC Aviation, LLC ("EPIC"), Ronson Aviation's fuel supplier. In connection with the EPIC guaranty, Ronson Aviation and EPIC amended the May 30, 2007 term loan agreement to provide that, should EPIC incur any liability related to its guaranty, that liability would become part of the May term loan. In addition, the Company increased its May 2007 guaranty to EPIC to $1,000,000 from the prior $500,000, in order to support both the May term loan and November EPIC guaranty.

         On November 14, ("CIT") provided its consent to the above loan from Bank of the West to Ronson Aviation. At the same time, CIT waived the event of default arising out of the Company's fixed charge covenant ratio not meeting the required ratio of 1.05 to 1.00 for the twelve months ended September 30, 2007. In connection with the waiver, the Company and CIT agreed that the Company's trademarks will now be included as collateral for all obligations to CIT. Previously, the trademarks were collateral for only one term loan. In addition, the covenant regarding the fixed charge coverage ratio was revised so that the required ratio at December 31, 2007 would be based on only the three-month period ending December 31, 2007. As compensation for that covenant amendment, the Company will pay CIT a fee of $7,500.

         The Bank of the West Business Loan Agreement, Promissory Note, and Commercial Guaranty from the Company are attached as Exhibits 10.1, 10.2, and
10.3 of this Form 8-K. The First Amendment to Loan Agreement and Corporate Guaranty of the EPIC loans are attached as Exhibits 10.4 and 10.5 of this Form 8-K. The Waiver, Consent and Fifth Amendment to the CIT Financing Agreement and the Second Amendment to Trademark, Patent and Industrial Design Security Agreement are attached as Exhibits 10.6 and 10.7 of this Form 8-K.


Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under An Off-Balance Sheet Arrangement of the Registrant.

            Please see the disclosure under Item 1.01 which is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            a) Financial Statements: None.
            b) Pro Forma Financial Information: None.
            c) Exhibits:

            10.1 Business Loan Agreement effective November 14, 2007, between Ronson Aviation, Inc. and Bank of the West.

            10.2 Promissory Note effective November 14, 2007, between Ronson Aviation, Inc. and Bank of the West.




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            10.3  Commercial Guaranty from Ronson Corporation to Bank of the
                  West.

            10.4 First Amendment to Loan Agreement between EPIC Aviation, LLC, and Ronson Aviation, Inc.

            10.5  Corporate Guaranty from Ronson Corporation to EPIC Aviation,
                  LLC.

            10.6 Waiver, Consent and Fifth Amendment to Financing Agreement between the CIT Group/Commercial Services, Inc. and Ronson Corporation, et al.

            10.7 Second Amendment to Trademark, Patent, and Industrial Design Security Agreement between Ronson Corporation and the CIT Group/Commercial Services, Inc.


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Ronson Corporation


                                                      /s/ Daryl K. Holcomb
                                                      --------------------
                                                      Daryl K. Holcomb
                                                      Vice President,
                                                      Chief Financial Officer &
                                                      Controller

Dated:  November 19, 2007




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